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                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-36339) of E. I. du Pont de Nemours and Company of our report dated February 27, 2002, which appears on page 4 of this Form 11-K.

/S/ PRICEWATERHOUSECOOPERS LLP

Philadelphia, PA
March 19, 2002